UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 16, 2019

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD
KILGORE, TEXAS (Address of principal executive offices)		75662 (Zip code)

Registrant's telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 19, 2019, Martin Operating Partnership L.P. (the “Operating Partnership”), a wholly owned subsidiary of Martin Midstream Partners L.P. (the “Partnership”), and the Partnership entered into an Eighth Amendment to Third Amended and Restated Credit Agreement (the “Credit Agreement Amendment”), which amended that certain Third Amended and Restated Credit Agreement, dated as of March 28, 2013, by and among the Operating Partnership, as the borrower, the Partnership, and Royal Bank of Canada, as administrative agent and collateral agent for the lenders and as L/C Issuer and a lender, and the other lenders party thereto (the “Credit Agreement”), as amended.
The Credit Agreement Amendment, among other changes, reduces the borrowing capacity under the Credit Agreement from $664,444,444.46 to $500,000,000.00. The Credit Agreement Amendment amended other terms in the Credit Agreement including revising the calculation of consolidated funded debt, the applicable rate, triggering disposition and permitted dispositions.
The Credit Agreement Amendment also amends the permitted Leverage Ratio covenant under the Credit Agreement.
The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Description
10.1
Eighth Amendment to Third Amended and Restated Credit Agreement, dated as of April 16, 2019, among the Partnership, the Operating Partnership, Royal Bank of Canada and the other Lenders as set forth therein

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P. By: Martin Midstream GP LLC, Its General Partner
Date: April 22, 2019	By: /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President, Treasurer, Principal Accounting Officer and Chief Financial Officer